Filed pursuant to Rule 497(b)
Registration File No. 333-31247

DIAMONDS® TRUST, SERIES 1
Supplement dated December 17, 2008
to

SUPPLEMENTAL INFORMATION MEMORANDUM
FOR THE NETHERLANDS
dated February 28, 2008

Units issued in respect of
DIAMONDS®

DIAMONDS TRUST, SERIES 1
(A Unit Investment Trust organised in the United States)
Prospectus dated February 25, 2008

The Trust hereby makes the following changes to the Supplemental Information Memorandum dated February 28, 2008, as amended by supplements dated August 28, 2008 and October 24, 2008.

To reflect the change, as of December 18, 2008, in the trading currency for DIAMONDS on Euronext Amsterdam from US dollars ($) to euro (€), the first sentence of the third paragraph on page S-3 is replaced in its entirety with the following sentence:

All orders to buy and sell DIAMONDS trading on Euronext Amsterdam will be made in euro (€).

To reflect a change to the calculation methodology for the indicative net asset value, the first full paragraph on page S-4 is replaced in its entirety with the following paragraph:

During trading hours on Euronext Amsterdam, Euronext N.V. will calculate and publish throughout its trading day an intraday figure in euro for a DIAMONDS unit called the indicative net asset value (“INAV”).(3)

(3)	Euronext N.V. makes every effort to ensure the accuracy of the INAV. However, it should be noted that the INAV is derived from external sources. Euronext N.V. accepts no explicit or implicit liability for the accuracy, completeness or updating of the INAV, or for the value thereof. The inability of Euronext N.V. to provide the INAV will not itself result in a halt in the trading of DIAMONDS on Euronext Amsterdam. The Sponsor is not responsible for the calculation of the INAV and accepts no explicit or implicit liability for the accuracy or completeness of the INAV, or of the value thereof.

To clarify the settlement process for DIAMONDS, the third sentence of the third full paragraph is replaced in its entirety with the following sentence:

DIAMONDS listed on Euronext Amsterdam can only be transferred through the book-entry settlement system of Euroclear.

To reflect the resumption of trading of DIAMONDS on Euronext Amsterdam, the third paragraph on page S-14, headed, “LISTING,” is amended to delete the fourth and fifth sentences, to read as follows:

DIAMONDS are listed on Euronext Amsterdam. Trading takes place within the NextTrack Segment. SNS Securities N.V. is acting as the listing agent for DIAMONDS for the listing on Euronext Amsterdam.